UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2010

MAN SHING AGRICULTURAL HOLDINGS, INC.
 (Exact Name of Registrant as Specified in Charter)

Nevada	000-53146	88-0450667
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 1005, 10/F, Tower B
Hunghom Commercial Centre
37 Ma Tau Wai Road, Hunghom
Kowloon, Hong Kong
 (Registrant’s Address)

Registrant’s telephone number, including area code: (852) 2850 6336

Copies to:
Greentree Financial Group, Inc.
7951 SW 6th Street, Suite 216
Plantation, FL 33324
(954) 424-2345 Tel
(954) 424-2230 Fax

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

MAN SHING AGRICULTURAL HOLDINGS, INC.

CURRENT REPORT ON FORM 8-K

TABLE OF CONTENTS

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit 10.1 – Addendum to Series 2009 Secured Note Due March 8, 2010

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Man Shing Agricultural Holdings, Inc. (the “Company” or the “Registrant”), its subsidiary, Weifang Xinsheng Food Co., Ltd. (“Xinsheng”), and Hero Capital Profits Limited, parent company to Xinsheng (“HCP”) have engaged in certain financing activities that have resulted in the creation of a direct financial obligation of the Registrant. The direct financial obligation is as follows:

On March 8, 2010, HCP and Precursor Management, Inc. (“Precursor”) entered into an Addendum (the “Addendum”) to Series 2009 Secured Note Due March 8, 2010 dated September 9, 2009 (the “Secured Note”). Pursuant to the Secured Note, HCP agreed to pay to Precursor the sum of $450,000 on or prior to March 8, 2010. Simultaneous to the execution of the Secured Note, Registrant executed a guaranty (the “Guaranty”) which guarantees payment of the Secured Note. The Secured Note is secured by 2,250,000 shares of the Registrant’s common stock, par value $0.001, pursuant to a Stock Pledge Agreement (the “Stock Pledge Agreement”) made by Precursor and Mr. Eddie Cheung, the Registrant’s Chief Executive Officer, representing Mr. Liu Shi Li, the Registrant’s President and Chairman.

Pursuant to the Addendum, the maturity date of the Secured Note shall be extended to September 8, 2010. Also pursuant to the Addendum, HCP and Precursor amended Section 5. Events of Default of the Secured Note to state that upon the occurrence of an Event of Default, which the Event of Default is not cured within ten (10) days after its occurrence and reasonable extension of time should be granted if the said event of default is likely to be successfully cured by such grant of extension of time, failing which, the sum of Four Hundred and Fifty Thousand and 00/100 Dollars ($450,000.00) shall be immediately due and payable to Precursor, and thereupon default interest shall begin to accrue at the annual rate of eighteen (18%) percent per annum and Precursor shall be entitled to all remedies under law and as set forth in Guarantee or Pledge Agreement. Precursor herby waives any default arising out of any failure by HCP to make payments of interest, principal or other amounts on or prior to the originally scheduled Maturity Date of the Note. All terms and conditions set forth under the Guaranty and the Stock Pledge Agreement shall remain unchanged and remain in full force and effect.

The Addendum to Series 2009 Secured Note Due March 8, 2010 is attached as Exhibit 10.1. The Guaranty to the Series 2009 Secured Note Due March 8, 2010, filed with the SEC on September 11, 2009 as Exhibit 10.5 on the Registrant’s Form 8-K/A, is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit 10.1 – Addendum to Series 2009 Secured Note Due March 8, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 16, 2010                                                                    MAN SHING AGRICULTURAL HOLDINGS, INC.

                                                                             By:           /s/ Eddie Cheung
                                                                                              Eddie Cheung
                                                                                              Chief Executive Officer

Exhibit Index

Exhibit 10.1 – Addendum to Series 2009 Secured Note Due March 8, 2010